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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                         AMENDMENT #2 TO CURRENT REPORT


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 23, 2004
                                                       -------------------------

                         TOUCHSTONE RESOURCES USA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           000-50228                                     33-0967974
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   (Commission File Number)                   (IRS Employer Identification No.)

 111 PRESIDENTIAL BOULEVARD, SUITE 165
         BALA CYNWYD, PA                                    19004
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (610) 771-0680
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         This Amendment #2 to Current Report on Form 8-K/A ("Amendment #2") is being filed by Touchstone Resources USA, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission ("SEC") for the purpose of re-filing the financial statements and pro forma financial information previously provided by the Company in its Current Report on Form 8-K/A ("Amendment #1") filed with the SEC on July 21, 2004. Although the financial statements and pro forma financial information provided in Amendment #1 were accessible and readable in text format on the SEC's website, for reasons unknown to the Company, the financial statements and pro forma financial information were accessible but unreadable in html format on the SEC's website. As a result, the Company is re-filing the financial statements and pro forma financial information with the SEC to ensure that such statements and information are both accessible and readable in html format.

         This Amendment #2 does not modify or update in any manner the financial statements and pro forma financial information previously provided in Amendment #1.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired and Pro Forma Financial Information.

         The financial statements and pro forma financial information required by this Item 9.01 are filed as Exhibit 99.1 to this Amendment #2 and incorporated by reference herein.

         (b) Exhibits.

         2.1* Stock Purchase Agreement, dated March 15, 2004, by and between Touchstone Resources USA, Inc. (f/k/a The Coffee Exchange, Inc.) and Touchstone Resources, Ltd.

         10.1* Interest Purchase Agreement, dated March 23, 2004, by and among Touchstone Resources USA, Inc. (f/k/a The Coffee Exchange, Inc.), Touchstone Louisiana, Inc., and Touchstone Resources, Ltd.

         10.2* Interest Purchase Agreement, dated March 23, 2004, by and among Touchstone Vicksburg, Inc., Touchstone Awakino, Inc., and Montex Exploration, Inc.

         10.3** Securities Purchase Agreement, dated March 24, 2004, by and among Touchstone Resources USA, Inc., FEQ Gas, LLC, Knox Gas, LLC and Knox Miss., LLC.

         10.4** Secured Promissory Note, dated February 26, 2004, made by Knox Gas, LLC in favor of Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.).




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         10.5**      Interest Pledge Agreement, dated February 26, 2004, by and between Knox Gas, LLC and Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.).

         10.6** Subscription Agreement, dated March 26, 2004, by and between Touchstone Resources USA, Inc. and PHT Stent Partners, L.P.

         10.7** Subscription Agreement, dated April 4, 2004, by and between Touchstone Resources USA, Inc. and PHT Wharton Partners, L.P.

         10.8** Interest Purchase Agreement, dated April 30, 2004, by and between Touchstone Louisiana, Inc. and Endeavour International Corporation.

         10.9** Promissory Note, dated April 30, 2004, made by Touchstone Louisiana, Inc. in favor of Endeavour International Corporation.

         10.10*** Subscription Agreement, dated April 1, 2004, by and between Touchstone Resources USA, Inc. and PHT Vela Partners, L.P.

         99.1 Financial Statements of Business Acquired and Pro Forma Financial Information.

* Incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on April 15, 2004.

** Incorporated by reference to the Current Report on Form 8-K filed with the SEC on May 24, 2004.

***  Incorporated by reference to Amendment #1.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOUCHSTONE RESOURCES USA, INC.


Dated: September 3, 2004                 /s/  Stephen P. Harrington
                                         ---------------------------------------
                                         Stephen P. Harrington
                                         President and Chief Executive Officer










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                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
99.1 Financial Statements of Business Acquired and Pro Forma Financial Information.